Exhibit 3.1

Industry and Science	Industrie et Sciences
Canada	Canada

Certificate	Certificat
of Incorporation	de constitution

Canada Business	Loi régissant les sociétés
Corporations Act	par actions de régime fédéral

PATCH VENTURES INC.	294869-9

Name of corporation - Dénomination de la société	Corporation number - Numéro de la société

I hereby certify that the above-named corporation, the articles of incorporation of which are attached, was incorporated under the Canada Business Corporations Act.	Je certifie que la société susmentionnée, dont les statuts constitutifs sont joints, a été constituée en société en vertu de la Loi régissant les sociétés par actions de régime fédéral.

August 25, 1993/le 25 août 1993

Director - Directeur	Date of Incorporation - Date de constitution

0432

Consumer and	Consommation et	FORM 1 ARTICLES OF INCORPORATION (SECTION 6)	FORMULE 1 STATUTS CONSTITUTIFS (ARTICLE 6)
Corporate Affairs Canada	Affaires commerciales Canada
Canada Business	Loi régissant les sociétés
Corporations Act	par actions de régime fédéral

1 —	Name of corporation	Dénomination de la société
PATCH VENTURES INC.

2 —	The place in Canada where the registered office is to be situated	Lieu au Canada où doit être situé le siège social

Metropolitan Region of Montreal, Province of Quebec

3 —	The classes and any maximum number of shares that the corporation is authorized to issue	Catégories et tout nombre maximal d’actions que la société est autorisée à émettre

See schedule «A» attached herewith

4 —	Restrictions, if any, on share transfers	Restrictions sur le transfert des actions, s’il y a lieu

See schedule «B» attached herewith

5 —	Number (or minimum and maximum number) of directors	Nombre (ou nombre minimal et maximal) d’administrateurs
Minimum 1 Maximum 10

6 —	Restrictions, if any, on business the corporation may carry on	Limites imposées à l’activité commerciale de la société, s’il y a lieu

N/A

7 —	Other provisions, if any	Autres dispositions, s’il y a lieu

See schedule «C» attached herewith

8 —	Incorporators — Fondateurs

Name(s) — Nom(s)	Address (include postal code) Adresse (inclure le code postal)	Signature
Fondateurs Inteltex Inc. Inteltex Incorporators Inc.	651, Notre-Dame Street West Montreal, Quebec, H3C 1J1

FOR DEPARTEMENTAL USE ONLY — À L’USAGE DU MINISTÈRE SEULEMENT		Filed — Déposée
Corporation No. — N° de la société	294869 - 9

7530-21-936-1385(01-93) 46

SCHEDULE A

SHARE CAPITAL

The unlimited share capital of the corporation carries three (3) classes of shares with the following rights, privileges, restrictions and conditions:

A) CLASS A SHARES: The rights, privileges, restrictions and conditions attached to an unlimited number of class A shares, are as follows:

1) Dividends and participation. Subject to the rights and privileges attached to other classes of shares, the holders of class A shares shall have the right:

a) to participate in the property, profits and surplus assets of the corporation, and for that purpose, to receive any dividend declared by the corporation, and

b) to receive the remaining property of the corporation upon dissolution.

2) Right to vote. The holders of class A shares shall have the right to vote at any meeting of the shareholders of the corporation. Each class A share confers one (1) vote, except at meetings at which only the holders of some other class of shares are entitled to vote.

B) CLASS B SHARES: The rights, privileges, restrictions and conditions attached to an unlimited number of class B shares, are as follows:

1) Dividends. Holders of class B shares shall have the right to receive, prior to holders of class A and C shares, out of the funds applicable to the payment of dividends, as and when such dividends are declared, an annual, preferential, non-cumulative dividend based on the prime rate for commercial loans consented by the financial institution of the corporation at the date of declaration of dividends, less two per cent (2%), to the amount added to the stated capital account for these shares; this dividend shall be payable from the date, at the time and in the manner which may be determined by the directors.

2) Reimbursement. In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class B shares shall have the right, prior to holders of class A and C shares, to be reimbursed the amount added to the stated capital account for class B shares and to be paid the amount of any declared unpaid dividends on class B shares.

3) Additional participation. The holders of class B shares shall not otherwise participate in the profits or surplus assets of the corporation.

4) Right to vote. Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, holders of class B shares shall not be entitled, as class B holders only, to vote at any meeting of shareholders of the corporation, to attend same and to receive a notice thereof.

5) Right to redeem. Subject to the provisions of subsection 36(2) of the CANADA BUSINESS CORPORATIONS ACT, class B shares shall be redeemed, partially or in totality, by the corporation at any time on written demand of class B shareholders, at a price equal to the amount added to the stated capital account for these shares, plus, as the case may be, the declared unpaid dividends on class B shares. Upon receipt of such a request, the corporation shall redeem these shares forthwith and within thirty (30) days following that date, and shall pay the redemption price of these shares to the former holders of class B shares.

On the date of redemption, class B shares redeemed with the agreement of their holders shall be cancelled, and the corporation shall reduce its stated capital account for class B shares according to the provisions of section 39 of the CANADA BUSINESS CORPORATIONS ACT.

6) Right to purchase. Subject to the provisions of subsection 36(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, in its discretion, without notice and without regard to other classes of shares, purchase by mutual consent all or part of the outstanding class B shares at the best possible price.

On the date of purchase, the purchased class B shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class B shares according to the provisions of section 39 of the CANADA BUSINESS CORPORATIONS ACT.

/ 2

C) CLASS C SHARES: The rights, privileges, restrictions and conditions attached to an unlimited number of class C shares, are as follows:

1) Dividends. Holders of class C shares shall have the right to receive, prior to holders of class A shares, but after holders of class B shares, out of the funds applicable to the payment of dividends, as and when such dividends are declared, an annual, preferential, non-cumulative dividend based on the prime rate for commercial loans consented by the financial institution of the corporation at the date of declaration of dividends, less two per cent (2%), to the amount added to the stated capital account for these shares; this dividend shall be payable from the date, at the time and in the manner which may be determined by the directors.

2) Reimbursement. In the event the property of the corporation should be distributed following its dissolution, voluntary or forced liquidation or otherwise, holders of class C shares shall have the right, prior to holders of class A shares, but after holders of class B shares, to be reimbursed the amount added to the stated capital account for class C shares and to be paid the amount of any declared unpaid dividends on class C shares.

3) Additional participation. The holders of class C shares shall not otherwise participate in the profits or surplus assets of the corporation.

4) Right to vote. Subject to the provisions of the CANADA BUSINESS CORPORATIONS ACT, holders of class C shares shall not be entitled, as class C holders only, to vote at any meeting of shareholders of the corporation, to attend same and to receive a notice thereof.

5) Unilateral right to redeem. Subject to the provisions of subsection 36(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, in its discretion, redeem class C shares unilaterally by giving a thirty (30) day written notice and paying a price equal to the amount added to the stated capital account for these shares, plus the amount of any declared unpaid dividends on these shares. In the event of partial redemption, such redemption shall be proportionate to the number of outstanding class C shares, excluding fractions of shares.

/ 3

On the date of redemption, the redeemed class C shares shall be cancelled, and the corporation shall reduce its stated capital account for class C shares according to the provisions of section 39 of the CANADA BUSINESS CORPORATIONS ACT.

6) Right to purchase. Subject to the provisions of subsection 36(2) of the CANADA BUSINESS CORPORATIONS ACT, the corporation may, in its discretion, without notice and without regard to other classes of shares, purchase by mutual consent all or part of the outstanding class C shares at the best possible price.

On the date of purchase, the purchased class C shares shall automatically be cancelled, and the corporation shall reduce its stated capital account for class C shares according to the provisions of section 39 of the CANADA BUSINESS CORPORATIONS ACT.

/ 4

SCHEDULE B

RESTRICTIONS ON THE TRANSFER OF SHARES

No share issued by the corporation shall be transfered without the consent of the directors, which shall be confirmed by a resolution of the Board of directors. Such consent may be given after the transfer has been registered in the books of the corporation, in which case the transfer will be valid and will take effect retroactively upon the date that the transfer was recorded.

SCHEDULE C

OTHER PROVISIONS

1.	The number of shareholders of the corporation is limited to fifty (50), exclusive of present or former employees of the corporation or of a subsidiary; two or more persons who hold jointly one or more shares are counted as one shareholder.

2.	Any distribution of securities by the corporation to the public is prohibited.

3.	The directors may, when they deem it expedient,

a)	borrow money upon the credit of the Corporation;

b)	issue debentures or other securities of the corporation, and pledge or sell the same for such sums and at such price as may be deemed expedient;

c)	notwithstanding the provisions of the Civil Code, hypothecate, mortgage or pledge the moveable or immoveable property, present or future, of the corporation, to secure any such debentures or other securities, or give part only of such guarantee for such purposes; and constitute the hypothec, mortgage or pledge above-mentioned, by trust deed, in accordance with sections 27 and following of the Special Corporate Powers Act (L.R.Q., c. P-16) or in any other manner;

d)	hypothecate or mortgage the immoveable property of the corporation, or pledge or otherwise affect the moveable property, or give all such guarantees, to secure the payment of loans made otherwise than by the issue of debentures, as well as the payment or performance of any other debt, contract or obligation of the corporation.

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, BALJIT SIERRA, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be the Certificate and Articles of Amendment of PATCH VENTURES INC., issued pursuant to the Canada Business Corporations Act dated October 18, 1993, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 27th day of April, 1999.

A Notary Public in and for the Province of Ontario

Industry and Science Canada	Industrie et Sciences Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi régissant les sociétés
Corporations Act	par actions de régime fédéral

PATCH VENTURES INC.	294869-9

Name of corporation - Dénomination de la société	Corporation number - Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi régissant les sociétés par actions de régime fédéral, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi régissant les sociétés par actions de régime fédéral, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi régissant les sociétés par actions de régime fédéral, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d) en vertu de l’article 191 de la Loi régissant les sociétés par actions de régime fédéral, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached articles of arrangement.	☐	e) en vertu de l’article 192 de la Loi régissant les sociétés par actions de régime fédéral, tel qu’il est indiqué dans les clauses d’arrangement ci-jointes.

October 18, 1993/le 18 octobre 1993

Director - Directeur	Date of Amendment - Date de modification

0432

CONSUMER AND CORPORATE AFFAIRS CANADA

CANADA BUSINESS CORPORATIONS ACT

(Form 4)

ARTICLES OF AMENDMENT

(Section 27 or 177)

1.	NAME OF CORPORATION	2.	CORPORATION NO.

	PATCH VENTURES INC.		294869-9

3.	THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

1. Section 3 of the Articles of the Corporation shall be amended in the following manner:

(a)	Pursuant to section 173(1)(g) of the Canada Business Corporations Act (the “Act”), by:

(i)	changing the designation of all of the Class A shares of the Corporation, whether issued or unissued, to common shares;

(ii)	changing the designation of all of the Class B shares of the Corporation, whether issued or unissued, to common shares;

(iii)	changing the designation of all of the Class C shares of the Corporation, whether issued or unissued, to common shares;

(iv)	removing, in their entirety, the rights, privileges, restrictions and conditions attached to the Class A shares, the Class B shares and the Class C shares of the Corporation as set forth in Schedule “A” attached to the Articles of Incorporation of the Corporation;

(v)	attaching to the common shares of the Corporation, whether issued or unissued, the rights, privileges, restrictions and conditions set forth in Schedule “A” attached hereto.

2. Upon Articles of Amendment becoming effective in accordance with the Act, the classes and any maximum number of shares which the Corporation is authorized to issue shall consist of an unlimited number of common shares having attached thereto the rights, privileges, restrictions and conditions set forth in Schedule “A” attached hereto.

3. Section 4 of the Articles of the Corporation shall, pursuant to section 173(1)(n) of the Act, be amended by removing therefrom the restrictions on share transfers as set forth in Schedule “B” attached to the Articles of Incorporation of the Corporation and substituting therefor:

No restrictions

4. Section 5 of the Articles of the Corporation shall, pursuant to section 173(1)(m) of the Act, be amended by increasing the minimum number of directors that the Corporation may have from one (1) to three (3) and increasing the maximum number of directors the Corporation may have from ten (10) to twelve (12), so that the minimum and maximum number of directors that the Corporation may have shall be:

Minimum - 3; maximum - 12

5. Section 7 of the Articles of the Corporation shall, in accordance with section 173(1)(o) of the Act, be amended by removing, in their entirety, the provisions set forth in Schedule “C” attached to the Articles of incorporation of the Corporation.

DATE SEPTEMBER 30, 1993	SIGNATURE	DESCRIPTION OF OFFICE DIRECTOR

ALAIN LAMBERT

FOR DEPARTMENTAL USE ONLY	FILED

SCHEDULE “A”

TO THE ARTICLES OF AMENDMENT OF

PATCH VENTURES INC.

There shall be attached to the common shares, the following rights, privileges, restrictions and conditions, namely:

1. The holders of common shares shall be entitled to receive notice of, and to vote at every meeting of the shareholders of the Corporation and shall have one (1) vote thereat for each such common share so held.

2. The holders of common shares shall be entitled to receive such dividend as the directors may from time to time, by resolution, declare.

3. In the event of liquidation, dissolution or winding-up of the Corporation or upon any distribution of the assets of the Corporation among shareholders being made (other than by way of dividend out of monies properly applicable to the payment of dividends) the holders of common shares shall be entitled to share pro rata.

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, BALJIT SIERRA, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be the Certificate and Articles of Amendment of PATCH VENTURES INC. changing its name to LEGACY STORAGE SYSTEMS INTERNATIONAL INC., issued pursuant to the Canada Business Corporations Act dated August 8, 1994, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 27th day of April, 1999.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi régissant les sociétés
Corporations Act	par actions de régime fédéral

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.		294869-9

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi régissant les sociétés par actions de régime fédéral, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi régissant les sociétés par actions de régime fédéral, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi régissant les sociétés par actions de régime fédéral, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d) en vertu de l’article 191 de la Loi régissant les sociétés par actions de régime fédéral, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;

(e) under Section 192 of the Canada Business Corporations Act as set out in the attached articles of arrangement.	☐	e) en vertu de l’article 192 de la Loi régissant les sociétés par actions de régime fédéral, tel qu’il est indiqué dans les clauses d’arrangement ci-jointes.

August 8, 1994/le 8 août 1994
Director - Directeur	Date of Amendment - Date de modification

7530-21-936-2140 (12-93)

CONSUMER AND CORPORATE AFFAIRS CANADA

CANADA BUSINESS CORPORATIONS ACT

(Form 4)

ARTICLES OF AMENDMENT

(Section 27 or 177)

1.	NAME OF CORPORATION	2.	CORPORATION NO.

	PATCH VENTURES INC.		294869-9

3.	THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

1.	Section 1 of the Articles of the Corporation shall, pursuant to Section 173(1)(a) of the Canada Business Corporations Act, be amended by changing the name of the Corporation from Patch Ventures Inc. to:

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.

2.	Section 2 of the Articles of the Corporation shall, pursuant to Section 173(1)(b) of the Canada Business Corporations Act, be amended by changing the place in Canada where the registered office of the Corporation is situated from the Metropolitan Region of Montreal, Province of Quebec to the Regional Municipality of York, Province of Ontario.

DATE July 24/94	SIGNATURE	DESCRIPTION OF OFFICE PRESIDENT

DAVID J. KILLINS

FOR DEPARTMENTAL USE ONLY	FILED

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, BALJIT SIERRA, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be a government certified copy of the Certificate and Articles of Amendment of LEGACY STORAGE SYSTEMS INTERNATIONAL INC., issued pursuant to the Canada Business Corporations Act dated September 5, 1995, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 27th day of April, 1999.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

I HEREBY CERTIFY THAT THE ATTACHED IS A TRUE COPY OF THE DOCUMENT MAINTAINED IN THE RECORDS OF THE DIRECTOR.	JE CERTIFIE, PAR LES PRÉSENTES, QUE LE DOCUMENT CI-JOINT EST UNE COPIE EXACTE D’UN DOCUMENT CONTENU DANS LES LIVRES TENUS PAR LE DIRECTEUR.

Deputy Director - Directeur adjoint	Date

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.		294869-9

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☒	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;

September 5, 1995/le 5 septembre 1995
Director - Directeur	Date of Amendment - Date de modification

IC 3411 (10-94) (cca 2140)

Consumer and	Consommation et	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLE 27 OU 177)
Corporate Affairs Canada	Affaires commerciales Canada
Canada Business	Loi régissant les sociétés
Corporations Act	par actions de régime fédéral

Name of corporation — Dénomination de la société	2 — Corporation No. — N° de la société

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.	2948699

3 —	The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivanie :

See Schedules “A” “B” attached.

Date	Signature	Title — Titre
August 31, 1995		President
7530-21-936-1387 (01-93) 46		FOR DEPARTMENTAL USE ONLY - À L’USAGE DU MINISTÈRE SEULEMENT Filed - Déposée

SCHEDULE “A”

to the Articles of Amendment of

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.

WHEREAS the Corporation has outlined to its shareholders a proposal to amend its Articles to provide for the creation of two classes of preferred shares.

IT WAS RESOLVED as a special resolution by two-thirds majority of the votes cast by shareholders that:

(1)	the Articles of the Corporation are hereby amended by creating an unlimited number of a class of shares designated as “Class A Preferred Shares” and an unlimited number of a class of shares designated as “Class B Preferred Shares” so that the authorized capital of the Corporation shall consist of an unlimited number of Common Shares, an unlimited number of Class A Preferred Shares and an unlimited number of Class B Preferred Shares.

(2)	the Class A Preferred Shares and Class B Preferred Shares shall have attached thereto the following rights, privileges, conditions and restrictions:

Class A Preferred Shares

The rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares are as follows:

(a) One or More Series - The Class A Preferred Shares may at any time and from time to time be issued in one or more series.

(b) Terms of Each Series - Subject to the Canada Business Corporations Act (the “Act”), the directors may fix, before the issue thereof, the number of Class A Preferred Shares of each series, the designation, rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares of each series, including, without limitation, any voting rights, any right to receive dividends (which may be cumulative or non-cumulative and variable or fixed) or the means of determining such dividends, the dates of payment thereof, any terms and conditions of redemption or purchase, any conversion rights, and any rights on the liquidation, dissolution or winding-up of the Corporation, any sinking fund or other provisions, the whole to be subject to the issue of a certificate of amendment setting forth the designation, rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares of the series.

(c) Voting Rights - Subject to the Act, the holders of Class A Preferred Shares shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting, unless the Corporation shall fail, for a period of eighteen consecutive months, to pay dividends at the prescribed rate, if any, on the Class A Preferred Shares, whereupon and so long as any such dividends shall remain in arrears, the holders of the Class A Preferred Shares shall be entitled to receive notice of, to attend and vote at all meetings of the shareholders, except meetings at which only holders of a specified class of shares are entitled to attend.

(d) Dividend and Distribution Preference - The Class A Preferred Shares shall be entitled to preference over the Common Shares of the Corporation and the Class B Preferred Shares of the Corporation and over any other shares ranking junior to the Class A Preferred Shares with respect to priority in the payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

(e) Ranking of Class A Preferred Shares - The Class A Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, rank on a parity with the Class A Preferred Shares of every other series. If any amount of cumulative dividends (whether or not declared) or declared non-cumulative dividends or any amount payable on any such distribution of assets constituting a return of capital in respect of the Class A Preferred Shares of any series is not paid in full, the Class A Preferred Shares of such series shall participate ratably with the Class A Preferred Shares of every other series in respect of all such dividends and amounts.

Class B Preferred Shares

The Class B Preferred Shares shall consist of an unlimited number of shares and shall be designated as Class B Preferred Shares (the “Class B Preferred Shares”). The rights, privileges, restrictions and conditions attaching to the Class B Preferred Shares are as follows:

1.	Definitions

In these Class B Preferred Share conditions, the following words and phrases shall have the following meanings:

(i)	“Act” means the Canada Business Corporations Act.

(ii)	“Common Shares” means common shares in the capital of the Corporation.

(iii)	“Consumer Price Index” means the Consumer Price Index, based on a 1986 Consumer Price Index of 100, or any successor or similar index or compilation, prepared by Statistics Canada or any government department under which duties in connection with such index or compilation have devolved, for Toronto (All Items). In the event there ceases to be such an index or compilation, “Consumer Price Index” shall mean a similar measure selected from time to time by the Corporation and reasonably acceptable to the Holder as evidenced by the written approval of the Holder as hereinafter defined. If after the date of issue of the Class B Preferred Shares a change in the reference base used to compile the Consumer Price Index occurs, the figure taken to be shown as the Consumer Price Index after such change shall be the figure which would have been shown as the Consumer Price Index if the reference base current on the date of issue of the Class B Preferred Shares had been retained.

(iv)	“Holder” means the holder of Class B Preferred Shares.

(v)	“Current Market Price” per Common Share at any date shall be the weighted average price per share for such shares for any period of 20 consecutive trading days immediately preceding such date on such stock exchange on which such shares are listed, and if the Common Shares are listed on more than one stock exchange, then on such stock exchange on which the greatest volume of trading in the Common Shares occurred in such period, or if such shares are not listed on any stock exchange then on the over the counter market on which the greatest volume of trading in the Common Shares occurred in such period. The weighted average price shall be determined by dividing the aggregate sale price of all such shares sold on the exchange or market, as the case may be, during the said 20 consecutive trading days by the total number of such shares so sold. If such shares are not listed on any stock exchange or traded on an over the counter market, the Current Market Price shall be determined in good faith by the Corporation.

(vi)	“Dividends Paid in the Ordinary Course” means cash dividends declared payable on the Common Shares in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greater of: (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on the Common Shares in its immediately preceding fiscal year; (ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on the Common Shares in its three immediately preceding fiscal years and; (iii) 50% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

(vii)	“Inflation Factor” means, on any date, the fraction obtained where the numerator is the Consumer Price Index for the second calendar month preceding such date and the denominator is 134.5.

(viii)	“Investment” means an amount equal to (i) the sum of $3,300,000 and the amount of any Workaround Expenses, as defined in the License Agreement dated May 9, 1995 between The Institute for Space and Terrestrial Science (“ISTS”) and Quasarmetrics Inc. (the “License Agreement”), which have been borne by ISTS and have not been funded by the Corporation or Quasarmetrics Inc. pursuant to Section 4.08(12) of the License Agreement or, if so funded, have been repaid to the Corporation at the date of delivery to the Holder of the Notice of Purchase (as defined in section 5(ii)), less (ii) the amount of any Workaround Expenses which have been borne by ISTS which have been funded by the Corporation or Quasarmetrics Inc. pursuant to Section 4.08(12) of the License Agreement and remain outstanding at the date of delivery to the Holder of the Notice of Purchase.

2.	Voting Rights

Subject to the Act, the holders of Class B Preferred Shares shall be entitled to receive notice of, and to vote at every meeting of the shareholders of the Corporation and shall have one vote thereof for each such Class B Preferred Share so held.

3.	Dividends

Subject to the Act, the holders of Class B Preferred Shares shall be entitled to receive such dividends as the directors may from time to time, by resolution, declare. If the Corporation pays a dividend or makes any other distribution in cash or property or securities of the Corporation (including rights, options or warrants to acquire Common Shares, securities convertible into or exchangeable for Common Shares and evidences of its indebtedness) to all or substantially all of the holders of Common Shares, the Corporation agrees that it will pay the same amount of such dividend or make the same distribution of cash, property or securities to the Holder as if the Holder was the holder of the number of Common Shares which the Holder is entitled to receive upon the conversion of the number of Class B Preferred Shares then held (collectively the “Dividends”).

4.	Distribution Rights

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or upon any distribution of the assets of the Corporation among shareholders being made (other than by way of dividend out of monies properly applicable to the payment of dividends) the holders of the Class B Preferred Shares shall be entitled to receive $0.01 per Class B Preferred Share before any distribution of any part of the assets of the Corporation among the holders of the Common Shares and thereafter the holders of Class B Preferred Shares and Common Shares shall be entitled to share pro rata and pari passu.

5.	Dividend and Distribution Preference

Subject always to the prior rights of the holders of the Class A Preferred Shares, as set out in the provisions attached thereto, the Class B Preferred Shares shall be entitled to preference over the Common Shares and any other shares of the Corporation ranking junior to the Class B Preferred Shares with respect to the payment of dividends and in the distribution of assets in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

6.	Redemption Option of Corporation

(i)	The Corporation shall be entitled to purchase all but not less than all of the outstanding Class B Preferred Shares at any time at its option in accordance with and subject to the provisions hereinafter set forth at a price equal to the product of:

(a)	a fraction, the numerator of which is the number of Class B Preferred Shares held by the Holder at the date of delivery to the Holder of the Notice of Purchase (as defined in section 6(ii)) and the denominator of which is 1,785,715; and

(b)	a number equal to the greater of:

(i)	the product of the Investment and the Inflation Factor, in each case as determined as at the date on which the Notice of Purchase is delivered to the Holder; and

(ii)	the product of 1,785,815 and the Current Market Price of the Common Shares determined as at the date immediately preceding the date that the Notice of Purchase is delivered to the Holder,

together with all accrued and unpaid or undistributed Dividends (collectively the “Purchase Price”).

(ii)	Notice of the intention of the Corporation to purchase the Class B Preferred Shares shall be given by or on behalf of the Corporation to the Holder not more than 45 days and not less than 15 days prior to the date fixed for purchase (the “Purchase Date”). The notice of purchase (the “Notice of Purchase”) shall specify the Purchase Date, the Purchase Price and the place of payment. Following payment of the Purchase Price on the Purchase Date Dividends shall cease to accrue and the Class B Preferred Share shall be deemed to have been purchased and no longer be outstanding. The Holder shall not be entitled to convert the Class B Preferred Shares into Common Shares following delivery of the Notice of Purchase except with the prior written consent of the Corporation. In case the Holder shall within 15 days following the Purchase Date fail to surrender the certificates representing the Class B Preferred Share held at the Purchase Date or shall not within such time accept payment of the Purchase Price or give or provide a receipt therefor, the Purchase Price shall be set aside in trust for the Holder at such rate of interest as the depositary may allow, either with a chartered bank or trust company registered under the Loan and Trust Corporations Act (Ontario), and such setting aside shall for all purposes be deemed a payment to the Holder of the sum so set aside, and to that extent, Dividends shall cease to accrue, the Class B Preferred Shares shall be deemed to have been purchased and no longer be outstanding and the Holder shall have no right except to receive payment out of the monies so paid and deposited upon surrender and delivery of the certificates representing the Class B Preferred Shares held at the Purchase Date. Interest earned on any such deposits shall be paid from time to time by the depositary to the Corporation. All Class B Preferred Shares purchased by the Corporation shall be cancelled.

7.	Conversion of Class B Preferred Shares into Common Shares at Option of Holder

(i)	Subject to sections 7(ii) and (vi), the Holder may convert at any time and from time to time the Class B Preferred Shares into Common Shares on a share for share basis, provided that the Holder may not convert less than all of the Class B Preferred Shares held at any time if the number of Class B Preferred Shares otherwise remaining outstanding following any such conversion is less than 178,572. No fractional Common Shares will be issued.

(ii)	A Holder of such Class B Preferred Shares to be converted shall tender to the Corporation at its registered office a request in writing (the “Conversion Form”) specifying that such holder desires to have the whole or any part of the Class B Preferred Shares registered in the name of such Holder converted into Common Shares, together with the share certificates representing the Class B Preferred Shares which the registered holder desires to have converted. If only a part of the Class B Preferred Shares represented by any certificates are converted, a new certificate for the balance shall be issued by the Corporation at no expense to the Holder.

(iii)	Notwithstanding any provision to the contrary, upon the conversion of Class B Preferred Shares, Common Shares shall not be issued to any person whom the Corporation has reason to believe is a resident, citizen or national of, the United States of America or any of its territories or possessions.

(iv)	The Class B Preferred Shares may not be assigned by the Holder except to the Ontario Ministry of Economic Development and Trade or to a successor to the Holder or such Ministry to which it may assign all but not less than all of the Class B Preferred Shares outstanding at the time of assignment. Any such permitted assignee shall be bound by the provisions hereof, including the provisions of this section 7(iv).

(v)	The Corporation shall not be required to deliver certificates for shares during the period when the stock transfer books of the Corporation are closed due to an impending meeting of shareholders or a proposed payment of dividends or for any other purpose and, in the event of a delivery of a Conversion Form for the conversion of shares during such period, the delivery of certificates may be postponed for a period not exceeding 10 days after the date of the reopening of the stock transfer books.

(vi)	The number and type of securities to which the Holder is entitled pursuant to the conversion of Class B Preferred Shares at any date shall be subject to adjustment from time to time on and after May 9, 1995 as follows:

(a)	If and whenever at any time prior to the conversion of the Class B Preferred Shares, the Corporation shall (i) subdivide or redivide the outstanding Common Shares into a greater number of shares, (ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of shares, or (iii) issue Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, the number of Common Shares which the Holder is entitled to receive upon the conversion of each Class B Preferred Share shall be adjusted by multiplying the number by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately after such event and the denominator of which shall be the total number of Common Shares outstanding immediately prior to such event; such adjustments shall be made successively whenever any event referred to in this section 7(vi)(a) shall occur; any such issue of Common Shares by way of a stock dividend shall be deemed to have been made on the record date for the stock dividend for the purpose of calculating the number of outstanding Common Shares immediately after such event under sections 7(vi)(a) and (c).

(b)	If and whenever at any time prior to the conversion of the Class B Preferred Shares the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all of the holders of the outstanding Common Shares, entitling them, for a period expiring not more than 45 days after such record date (the “Rights Period”), to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per share (or having a conversion or exchange price per share) less than ninety percent of the Current Market Price on such record date (any of such events being a “Rights Offering”), the number of Common Shares which the Holder is entitled to receive on the conversion of the Class B Preferred Shares shall be adjusted immediately after the end of the Rights Period such that it shall equal the number determined by multiplying the number of Common Shares to which the Holder is entitled to receive upon the conversion of Class B Preferred Shares immediately prior to the end of the Rights Period by a fraction, the numerator of which shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares issued under the Rights Offering (or into which the convertible or exchangeable securities issued under the Rights Offering are convertible or exchangeable) and the denominator of which shall be the total number of Common Shares outstanding on such record date plus the number arrived at by dividing the aggregate price of the total number of additional Common Shares issued under the Rights Offering (or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered issued under the Rights Offering) by such Current Market Price; any Common Shares owned by or held for the account of the Corporation or any subsidiary of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a Rights Offering is completed.

(c)	If and whenever at any time prior to the conversion of the Class B Preferred Shares the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of (i) shares of any class other than Common Shares, other than shares distributed to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of such shares in lieu of Dividends Paid in the Ordinary Course on the Common Shares and other than the issue of Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend, or (ii) rights, options or warrants (excluding rights exercisable for 45 days or less) or (iii) evidences of its indebtedness, or (iv) assets (excluding Dividends Paid in the Ordinary Course), including shares of other corporations, then, in each such case, the number of Common Shares which the Holder is entitled to receive on conversion of the Class B Preferred Shares shall be adjusted immediately after such record date so that it shall equal the number determined by multiplying the number of Common Shares which the Holder is entitled to receive on conversion of the Class B Preferred Shares on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price per Common Share on such record date and the denominator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market Price per Common Share on such record date, less the fair market value (as determined by the board of directors, acting reasonably and in good faith, which determination, absent manifest error, shall be conclusive) of such shares or rights, options or warrants or evidences or indebtedness or assets so distributed, and of which any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the number of Common Shares to which the Holder is entitled on the conversion of the Class B Preferred Shares shall then be re-adjusted to the number which would then be in effect if such record date had not been fixed or to the number which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be; in clause (iv) of this section 7(vi)(c), the term “Dividends Paid in the Ordinary Course” shall include the value of any securities or other property or assets distributed in lieu of cash Dividends Paid in the Ordinary Course at the option of the shareholders.

(d)	If and whenever at any time prior to the conversion of the Class B Preferred Shares there is a reclassification of the Common Shares at any time outstanding or a change of the Common Shares into other shares or a capital reorganization of the Corporation not covered in section 7(vi)(a) or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or a sale of the property and assets of the Corporation as or substantially as an entirety to any other person, a Holder holding Class B Preferred Shares which have not been converted prior to the effective date of such reclassification, capital reorganization, consolidation, amalgamation, merger or sale shall thereafter, upon the conversion of such Class B Preferred Shares, be entitled to receive and shall accept in lieu of the number of Common Shares, as then constituted, to which the Holder was previously entitled upon conversion of the Class B Preferred Shares, but for no additional consideration, the number of shares or other securities or property of the Corporation or of the corporation resulting from such reclassification, consolidation, amalgamation or merger or of the person to which such sale may be made, as the case may be, that such Holder would have been entitled to receive on such reclassification, capital reorganization, consolidation, amalgamation, merger or sale if, on the effective date thereof, the Holder had been the registered holder of the number of Common Shares to which the Holder was previously entitled upon due conversion of the Class B Preferred Shares; and in any case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holders of the Class B Preferred Shares to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares or securities or property to which the Holder may be entitled upon the conversion of such shares thereafter.

(e)	In any case in which this section 7(vi) shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the Holder of any Class B Preferred Share converted after such record date and before the occurrence of such event the kind and amount of shares, other securities or property to which he would be entitled upon such conversion by reason of the adjustment required by such event; provided, however, that the Corporation shall deliver to such Holder an appropriate instrument evidencing such Holder’s right to receive the kind and amount of shares, other securities or property to which he would be entitled upon the occurrence of the event requiring such adjustment and the right to receive any distributions made or declared in favour of holders of record of Common Shares as constituted from time to time on and after such date as the Holder would, but for the provisions of this section 7(vi)(e), have received, or become entitled to receive, on such conversion.

(f)	The adjustments provided for in this section 7(vi) are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this section 7(vi) provided that, notwithstanding any other provision of this section 7(vi), no adjustment of the number of Common Shares, as then constituted, purchaseable shall be required unless such adjustment would require an increase or decrease of at least one 1% in the number of Common Shares, as then constituted, to which the Holder would be entitled but for the adjustments provided for in this section 7(vi); provided however, that any adjustments which by reason of this section 7(vi)(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(g)	In the event of any question arising with respect to the adjustments provided in this section 7(vi), such question shall, absent manifest error, be conclusively determined by a firm of chartered accountants appointed by the Corporation and acceptable to the Holder (who may be the auditors of the Corporation) with the assistance of legal counsel acceptable to the Holder, acting reasonably (who may be legal counsel to the Corporation); such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Holder.

(h)	As a condition precedent to the taking of any action which would require an adjustment in any of the subscription rights pursuant to any of the Class B Preferred Shares, including the number of Common Shares which are to be received upon the conversion thereof, the Corporation shall take any action which may, in the opinion of counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable all the Common Shares which the Holders of such Class B Preferred Shares are entitled to receive on the full conversion thereof in accordance with the provisions hereof.

(i)	No adjustment shall be made pursuant to this section 7(vi) if the Holder is entitled to participate in any event described in this section 7(vi) on the same terms, mutatis mutandis, as if the Holder had converted its Class B Preferred Shares prior to, or on the effective date or record date of, such event.

(j)	In case the Corporation shall take any action affecting the Common Shares other than action described in this section 7(vi), which in the opinion of the directors of the Corporation, acting reasonably and in good faith, would materially affect the rights of the Holder, the number of Common Shares which may be acquired upon conversion of a Class B Preferred Share shall be adjusted in such manner and at such time, by action of the directors, in their sole discretion as they may determine to be equitable in the circumstances, provided that no such adjustment will be made unless prior approval of any stock exchange on which the Common Shares are listed for trading has been obtained. Failure of the directors to make such an adjustment shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(k)	The Corporation shall not effect any transaction which results in the succession of the Corporation by another entity unless prior to or simultaneously with the consummation thereof the entity succeeding the Corporation acknowledges in writing that it is bound by and will comply with the provisions of the Class B Preferred Shares.

(l)	In case at any time:

(A)	the Corporation shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

(B)	the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;

(C)	there shall be any capital reorganization, or reclassification of the capital stock of the Corporation, or consolidation or merger or amalgamation of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

(D)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

then, in any one or more of such cases, the Corporation shall give to the Holder, at least twenty days’ prior written notice of the record date for such dividend, distribution or pro rata offer, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up. Such notice shall also specify, in the case of any such dividend, distribution or pro rata offer, the date on which the holders of Common Shares shall be entitled thereto, and each such notice shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be.

(vii)	Promptly after the occurrence of any event which requires an adjustment in the number of Common Shares to which the Holder is entitled pursuant to section 7(vi), which are to be received upon the conversion of Class B Preferred Shares, the Corporation shall forthwith deliver to the Holder a certificate of the Corporation specifying the particulars of such event and the required adjustment and the computation of such adjustment and give notice to the Holder of the particulars of such event and the required adjustment.

8.	Variation of Rights

The holders of the Class B Preferred Shares shall not be entitled to vote separately as a series or to dissent upon a proposal to amend the articles:

(i)	to increase or decrease any maximum number of authorized shares of such series;

(ii)	to increase any maximum number of authorized shares of any other class or series having rights or privileges equal or superior to the shares of such series;

(iii)	to effect an exchange, reclassification or cancellation of the shares of such series; or

(iv)	to create a new class of shares equal or superior to the shares of such series.

(3)	The directors may revoke the foregoing resolution without further approval of the shareholders at any time before it is acted upon.

SCHEDULE B

to the Articles of Amendment of

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.

IT WAS RESOLVED as a special resolution by a two-thirds majority of the votes cast by shareholders that:

The Articles of the Corporation be amended by adding the following provision to Section 7 thereof:

1.	The Board of Directors of the Corporation (the “Board”) is hereby empowered to determine the number of directors of the Corporation within the minimum and maximum number of directors set forth in the Articles of the Corporation.

2.	If the Board increases the number of directors at any time between annual meetings of shareholders, the Board is hereby empowered to appoint one or more additional directors who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, provided that the total number of directors so appointed shall not exceed one-third of the number of directors elected at the previous meeting of shareholders.

3.	The power of appointment given under paragraph 1 above shall not be exercised to appoint officers or employees of the Corporation or its affiliates as that term is defined in the Canada Business Corporations Act.

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, BALJIT SIERRA, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be the Certificate and Articles of Amendment of LEGACY STORAGE SYSTEMS INTERNATIONAL INC., issued pursuant to the Canada Business Corporations Act dated December 8, 1995, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 27th day of April, 1999.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.		294869-9

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés :

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☒	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☐	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

December 8, 1995/le 8 décembre 1995
Director - Directeur	Date of Amendment - Date de modification

Consumer and	Consommation et	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
Corporate Affairs Canada	Affaires commerciales Canada
Canada Business	Loi régissant les sociétés
Corporations Act	par actions de régime fédéral

1 —	Name of corporation — Dénomination de la société	2 — Corporation No. — N° de la société

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.		294869-9

3 —	The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante :

to create 15,360,000 shares of a series of the Class A Preferred Shares to be designated as Class A Preferred Shares, Series 1. The rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares, Series 1 are set out in Schedule “A” annexed hereto, which schedule is incorporated into this form.

Date	Signature	Title — Titre
December 7/95		Director
7530-21-936-1387 (01-93) 46		FOR DEPARTMENTAL USE ONLY - Á L’USAGE DU MINISTÉRE SEULEMENT Filed - Déposée

SCHEDULE “A”

Class A Preferred Shares, Series 1

The first series of Class A Preferred Shares shall consist of 15,360,000 shares and shall be designated as Class A Preferred Shares, Series 1 (the “Class A Preferred Shares, Series 1”). The rights, privileges, restrictions and conditions attaching to the Class A Preferred Shares, Series 1 are as follows:

(i)	Definitions

In these share conditions, the following words and phrases shall have the following meanings:

(a)	“Repurchase Price” of each Class A Preferred Share, Series 1 means the sum of Cdn$1.65;

(b)	“Act” means the Canada Business Corporations Act.

(ii)	Voting Rights

Subject to the Act, the holders of the Class A Preferred Shares, Series 1 shall not, as such, be entitled to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting, but shall be entitled to receive notice of and to attend, but not to vote at, any meeting of the shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

(iii)	Dividends

The holders of the Class A Preferred Shares, Series 1 shall not be entitled to payment of any dividends declared by the directors of the Corporation.

(iv)	Repurchase by the Corporation

Subject to the Act, the Corporation may, at any time, repurchase not less than all of the issued and outstanding Class A Preferred Shares, Series 1 upon the giving of notice to the holders thereof of its intention to do so, the giving of such notice being in the sole discretion of the Corporation, and on payment for each share to be repurchased of the Repurchase Price.

(v)	Distribution Rights

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class A Preferred Shares, Series 1 shall be entitled to receive, before any distribution of any part of the assets of the Corporation among the holders of the common shares, an amount equal to the Repurchase Price of such shares and no more.

(vi)	Conversion

(a) Option of Holder

A holder of any Class A Preferred Shares, Series 1 shall be entitled, at any time, to convert the whole or any part of the Class A Preferred Shares, Series 1 registered in the name of such holder on the books of the Corporation into common shares on a share for share basis.

A holder of such shares to be converted shall tender to the Corporation at its registered office a request in writing specifying that such holder desires to have the whole or any part of the Class A Preferred Shares, Series 1 registered in the name of such holder converted into common shares, together with the share certificates, if any, representing the shares which the registered holder desires to have converted. If a part only of the Class A Preferred Shares, Series 1 represented by any certificates are converted, a new certificate for the balance shall be issued by the Corporation.

(b) Option of Corporation

The Corporation shall be entitled from time to time or at any time to require the holders of any or all of the outstanding Class A Preferred Shares, Series 1 to convert not less than all of the issued and outstanding Class A Preferred Shares, Series 1 into common shares at any time. From time to time or at any time after 5:00 p.m. (Toronto time) on April 1, 1996 any or all of the outstanding Class A Shares, Series 1 shall be converted into common shares on a share for share basis upon the Corporation giving notice of conversion to the holders thereof, the giving of such notice being in the sole discretion of the Corporation.

A holder of Class A Preferred Shares, Series 1 so converted shall be entitled to receive a certificate or certificates representing the common shares into which such Class A Preferred Shares, Series 1 have been converted upon surrender to the Corporation at its registered office, certificates, if any, representing such Class A Preferred Shares, Series 1 held by the registered holder.

(c) Anti-Dilution - In the event the Class A Preferred Shares, Series 1 or the common shares are at any time subdivided, consolidated or changed into a greater or lesser number of shares of the same or another class or series, an appropriate adjustment shall be made in the rights and conditions attached to the Class A Preferred Shares, Series 1 so as to maintain the relative rights of the holders of such shares.

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, BALJIT SIERRA, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be a government certified copy of the Certificate and Articles of Amendment of LEGACY STORAGE SYSTEMS INTERNATIONAL INC., issued pursuant to the Canada Business Corporations Act dated October 22, 1996, the copy having been compared by me with the said original government certified document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 21st day of May, 1999.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

I HEREBY CERTIFY THAT THE ATTACHED IS A TRUE COPY OF THE DOCUMENT MAINTAINED IN THE RECORDS OF THE DIRECTOR.

Deputy Director - Directeur adjoint

JE CERTIFIE, PAR LES PRÉSENTES, QUE LE DOCUMENT CI-JOINT EST UNE COPIE EXACTE D’UN DOCUMENT CONTENU DANS LES LIVRES TENUS PAR LE DIRECTEUR.

Date

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.		294869-9

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

October 22, 1996/le 22 octobre 1996
Director - Directeur	Date of Amendment - Date de modification

Industry Canada	Industrie Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

1 - Name of corporation - Dénomination de la société	2 - Corporation No. - N° de la société

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.	294869-9

3 - The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

(1)	To consolidate all the outstanding common shares of the Corporation (the “Common Shares”) on the basis of one Common Share for each ten issued and outstanding Common Shares;

(2)	To consolidate all the outstanding Class B Preferred Shares (the “Class B Shares”) on the basis of one Class B Share for each ten issued and outstanding Class B Shares; and

(3)	All fractions of Common Shares and Class B Shares will be rounded to the next lowest whole number if the first decimal place is less than five and rounded to the next highest whole number if the first decimal place is five or greater.

Date	Signature	Title - Titre
DIRECTOR
FOR DEPARTMENTAL USE ONLY - À L’USAGE DU MINISTÈRE SEULEMENT Filed - Déposée

IC 3069 (2/96)

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, BALJIT SIERRA, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be a government certified copy of the Certificate and Articles of Amendment of LEGACY STORAGE SYSTEMS INTERNATIONAL INC., issued pursuant to the Canada Business Corporations Act dated October 22, 1996, the copy having been compared by me with the said original government certified document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 21st day of May, 1999.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

I HEREBY CERTIFY THAT THE ATTACHED IS A TRUE COPY OF THE DOCUMENT MAINTAINED IN THE RECORDS OF THE DIRECTOR.

Deputy Director - Directeur adjoint

JE CERTIFIE, PAR LES PRÉSENTES, QUE LE DOCUMENT CI-JOINT EST UNE COPIE EXACTE D’UN DOCUMENT CONTENU DANS LES LIVRES TENUS PAR LE DIRECTEUR.

Date

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.		294869-9

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

October 22, 1996/le 22 octobre 1996
Director - Directeur	Date of Amendment - Date de modification

Industry Canada	Industrie Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

1 - Name of corporation - Dénomination de la société	2 - Corporation No. - N° de la société

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.	294869-9

3 - The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

(1)	To consolidate all the outstanding common shares of the Corporation (the “Common Shares”) on the basis of one Common Share for each ten issued and outstanding Common Shares;

(2)	To consolidate all the outstanding Class B Preferred Shares (the “Class B Shares”) on the basis of one Class B Share for each ten issued and outstanding Class B Shares; and

(3)	All fractions of Common Shares and Class B Shares will be rounded to the next lowest whole number if the first decimal place is less than five and rounded to the next highest whole number if the first decimal place is five or greater.

Date	Signature	Title - Titre
DIRECTOR
FOR DEPARTMENTAL USE ONLY - À L’USAGE DU MINISTÈRE SEULEMENT Filed - Déposée

IC 3069 (2/96)

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, BALJIT SIERRA, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be the Certificate and Articles of Amendment of LEGACY STORAGE SYSTEMS INTERNATIONAL INC. changing its name to TECMAR TECHNOLOGIES INTERNATIONAL INC., issued pursuant to the Canada Business Corporations Act dated December 17, 1996, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 27th day of April, 1999.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

TECMAR TECHNOLOGIES INTERNATIONAL INC.		294869-9

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

December 17, 1996/le 17 décembre 1996
Director - Directeur	Date of Amendment - Date de modification

Industry Canada	Industrie Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

1 - Name of corporation - Dénomination de la société	2 - Corporation No. - N° de la société

LEGACY STORAGE SYSTEMS INTERNATIONAL INC.	294869-9

3 - The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

The name of the Corporation is changed to:

TECMAR TECHNOLOGIES INTERNATIONAL INC.

Date	Signature	Title - Titre
DECEMBER 16, 1996		Chris Hewat – Director
FOR DEPARTMENTAL USE ONLY - À L’USAGE DU MINISTÈRE SEULEMENT Filed - Déposée

IC 3069 (2/96)

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, BALJIT SIERRA, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be the Certificate and Articles of Amendment of TECMAR TECHNOLOGIES INTERNATIONAL INC., issued pursuant to the Canada Business Corporations Act dated March 6, 1997, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 27th day of April, 1999.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

TECMAR TECHNOLOGIES INTERNATIONAL INC.		294869-9

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

March 6, 1997/le 6 mars 1997
Director - Directeur	Date of Amendment - Date de modification

Industry Canada	Industrie Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

1 - Name of corporation - Dénomination de la société	2 - Corporation No. - N° de la société

TECMAR TECHNOLOGIES INTERNATIONAL INC.	294869-9

3 - The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

Section 2 of the Articles of the Corporation shall, pursuant to Section 173(1)(b) of the Canada Business Corporations Act, be amended by changing the place in Canada where the registered office of the Corporation is situated from the Regional Municipality of York, Province of Ontario to the Municipality of Metropolitan Toronto, Province of Ontario.

Date	Signature	Title - Titre
March 5/97		Chairmand Chief Executive Officer
FOR DEPARTMENTAL USE ONLY - À L’USAGE DU MINISTÈRE SEULEMENT Filed - Déposée

IC 3069 (2/96)

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, BALJIT SIERRA, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be the Certificate and Articles of Amendment of TECMAR TECHNOLOGIES INTERNATIONAL INC. changing its name to XENCET INVESTMENTS INC., issued pursuant to the Canada Business Corporations Act dated February 18, 1998, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City Toronto this 27th day of April, 1999.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

XENCET INVESTMENTS INC.		294869-9

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

February 18, 1998/le 18 février 1998
Director - Directeur	Date of Amendment - Date de modification

Industry Canada	Industrie Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions

1 - Name of corporation - Dénomination de la société	2 - Corporation No. - N° de la société

TECMAR TECHNOLOGIES INTERNATIONAL INC.	294869-9

3 - The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

The name of the Corporation is changed to:

XENCET INVESTMENTS INC.

Date	Signature	Title - Titre
February 13/98		Director
FOR DEPARTMENTAL USE ONLY - À L’USAGE DU MINISTÈRE SEULEMENT Filed - Déposée

IC 3069 (2/96)

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, ERIC BRAM FRIEDMAN, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be the Certificate and Articles of Amendment of XENCET INVESTMENTS INC., changing its name to GAMES TRADER INC. issued pursuant to the Canada Business Corporations Act dated November 2, 1998, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, the 3rd day of November, 1998.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

GAMES TRADER INC.		294869-9

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

(a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

(b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

(c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

(d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

November 2, 1998/le 2 novembre 1998
Director - Directeur	Date of Amendment - Date de modification

Consumer and	Consommation et	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
Corporate Affairs Canada	Affaires commerciales Canada
Canada Business	Loi régissant les sociétés
Corporations Act	par actions de régime fédéral

Name of corporation — Dénomination de la société	2 — Corporation No. — N° de la société

XENCET INVESTMENTS INC.	294869-9

3 —	The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante :

to change the name of the Corporation to:

GAMES TRADER INC.

Date	Signature	Title — Titre
October 29, 1998.		Peter Kozicz, Director
7530-21-936-1387 (01-93) 46		FOR DEPARTMENTAL USE ONLY - À L’USAGE DU MINISTERE SEULEMENT Filed - Déposée

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, BALJIT SIERRA, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be the Certificate and Articles of Amendment of GAMES TRADER INC. changing its name to GTR GROUP INC., issued pursuant to the Canada Business Corporations Act dated June 29, 1999, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 2nd day of July, 1999.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

GTR GROUP INC.		294869-9

Name of corporation-Dénomination de la société		Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended		Je certifie que les statuts de la société susmentionnée ont été modifiés:

a) under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a) en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

b) under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b) en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

c) under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c) en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d) under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d) en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;

June 29, 1999 / le 29 juin 1999

Director - Directeur	Date of Amendment - Date de modification

Consumer and	Consommation et	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
Corporate Affairs Canada	Affaires commerciales Canada
Canada Business	Loi régissant les sociétés
Corporations Act	par actions de régime fédéral

—	Name of corporation — Dénomination de la société	2 — Corporation No. — N° de la société

GAMES TRADER INC.		294869-9

3 —	The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante :

to change the name of the Corporation to:

                    GTR GROUP INC.

Date	Signature	Title — Titre

JUNE 28, 1999.		Geofrey Myers, Secretary
7530-21-936-1387 (01-93) 46		FOR DEPARTMENTAL USE ONLY - À L’USAGE DU MINISTERE SEULEMENT Filed - Déposée

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, JORDANNA ANN FEIFER, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be the Certificate and Articles of Amendment of GTR GROUP INC. changing its name to MAD CATZ INTERACTIVE, INC., issued pursuant to the Canada Business Corporations Act dated September 5, 2001, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 6th day of September, 2001.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

Mad Catz Interactive, Inc.			294869-9

Name of corporation-Dénomination de la société			Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended:			Je certifie que les statuts de la société susmentionnée ont été modifiés:

a)	under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a)	en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

b)	under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b)	en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

c)	under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c)	en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d)	under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d)	en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;

September 5, 2001 / le 5 septembre 2001

Director - Directeur	Date of Amendment - Date de modification

Industry Canada	Industrie Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4 CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)
Canada Business	Loi canadienne sur les
Corporations Act	sociétés par actions

1 -	Name of corporation – Dénomination de la société	2 - Corporation No. – N de la sociét

	GTR GROUP INC.	294869-9

3 -	The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la faço suivante :

To change the name of the Corporation to Mad Catz Interactive, Inc.

Date	Signature	Title — Titre

September 5, 2001		Geofrey Myers, Secretary
FOR DEPARTMENTAL USE ONLY - À L’USAGE DU MINISTÈRE SEULEMENT Filed - Déposée

IC 3069 (2/96)

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, JORDANNA ANN FEIFER, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that the paper writing hereto annexed, is a true copy of a document produced and shown to me and purporting to be the Certificate and Articles of Amendment of Mad Catz Interactive, Inc., issued pursuant to the Canada Business Corporations Act dated August 8, 2002, the copy having been compared by me with the said original document.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, this 13th day of August, 2002.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

Mad Catz Interactive, Inc.			294869-9

Name of corporation-Dénomination de la société			Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended:			Je certifie que les statuts de la société susmentionnée ont été modifiés:

a)	under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a)	en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

b)	under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b)	en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

c)	under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c)	en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d)	under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization.	☐	d)	en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes.

August 8, 2002 / le 8 août 2002

Director - Directeur	Date of Amendment - Date de modification

Industry Canada	Industrie Canada	FORM 4 ARTICLES OF AMENDMENT (SECTION 27 OR 177)	FORMULE 4
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions		CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)

1 - Name of corporation - Dénomination de la société	2 - Corporation No. - N° de la société
Mad Catz Interactive, Inc.	294869-9

3 - The articles of the above-named corporation are amended as follows:	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

To add to Section 7 “Other provisions, if any” the following:

4. Meetings of shareholders of the Corporation may be held at such place within the City of San Diego, California as the Board of Directors of the Corporation may from time to time determine.

Date	Signature	Title - Titre
Aug. 7th, 2002		Geofrey Myers, Secretary
FOR DEPARTMENTAL USE ONLY - À L’USAGE DU(MINISTÈRE SEULEMENT Filed - Déposée

IC 3069 (2/96)

PROVINCE OF ONTARIO	)
)
)
TO WIT:	)

I, DUNIA EL-JAWHARY, a Notary Public in and for the Province of Ontario, by royal authority duly appointed, residing in the City of Toronto, in the said Province of Ontario, DO HEREBY CERTIFY that I have compared the attached copy with the articles of amendment of MAD CATZ INTERACTIVE, INC. (the “Corporation”), which were sent in electronic form and returned to Lang Michener LLP in electronic form with the accompanying certificate given by the Director appointed under the Canada Business Corporations Act (the “Act”) certifying that the Corporation’s articles were amended under the Act by articles of amendment on September 20, 2004 and that the attached copy is a true copy of that original.

IN TESTIMONY WHEREOF I have hereunto subscribed my name and affixed my seal of office at the City of Toronto, the 27th day of September, 2004.

A Notary Public in and for the Province of Ontario

Industry Canada	Industrie Canada

Certificate	Certificat
of Amendment	de modification

Canada Business	Loi canadienne sur
Corporations Act	les sociétés par actions

Mad Catz Interactive, Inc.			294869-9

Name of corporation-Dénomination de la société			Corporation number-Numéro de la société

I hereby certify that the articles of the above-named corporation were amended:			Je certifie que les statuts de la société susmentionnée ont été modifiés:

a)	under section 13 of the Canada Business Corporations Act in accordance with the attached notice;	☐	a)	en vertu de l’article 13 de la Loi canadienne sur les sociétés par actions, conformément à l’avis ci-joint;

b)	under section 27 of the Canada Business Corporations Act as set out in the attached articles of amendment designating a series of shares;	☐	b)	en vertu de l’article 27 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes désignant une série d’actions;

c)	under section 179 of the Canada Business Corporations Act as set out in the attached articles of amendment;	☒	c)	en vertu de l’article 179 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses modificatrices ci-jointes;

d)	under section 191 of the Canada Business Corporations Act as set out in the attached articles of reorganization;	☐	d)	en vertu de l’article 191 de la Loi canadienne sur les sociétés par actions, tel qu’il est indiqué dans les clauses de réorganisation ci-jointes;

	Director - Directeur		September 20, 2004 / le 20 septembre 2004 Date of Amendment - Date de modification

Industry Canada	Industrie Canada	ELECTRONIC TRANSACTION REPORT	RAPPORT DE LA TRANSACTION ÉLECTRONIQUE
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions	ARTICLES OF AMENDMENT (SECTIONS 27 OR 177)	CLAUSES MODIFICATRICES (ARTICLES 27 OU 177)

Processing Type - Mode de traitement: E-Commerce/Commerce-É
1.	Name of Corporation - Dénomination de la société	2.	Corporation No. - N° de la société
Mad Catz Interactive, Inc.			294869-9
3.	The articles of the above-named corporation are amended as follows:
	Les statuts de la société mentionnée ci-dessus sont modifiés de la façon suivante:

1. to permit meetings of shareholders of the Corporation to be held in San Diego, California or New York, New York, in addition to any place within Canada provided in the Corporation’s by-laws;

2. to delete in their entirety the authorized and unissued Class A Preferred shares in the capital of the Corporation and the rights, privileges, restrictions and conditions attaching thereto;

3. to delete in their entirety the authorized but unissued Class B Preferred shares, issuable in series, in the capital of the Corporation and the rights, privileges, restrictions and conditions attaching thereto; and

4. to declare that, after giving effect to the foregoing, the classes and maximum number of shares that the Corporation is authorized to issue shall be an unlimited number of common shares with the following rights, privileges, restrictions and conditions:

(i) to vote at all meetings of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote;

(ii) to receive, subject to the rights of the holders of another class of shares, any dividends declared by the Corporation; and

(iii) to receive, subject to the rights of the holders of another class of shares, the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Date	Name - Nom	Signature	Capacity of - en qualité
2004-09-20	CYRIL TALBOT III		AUTHORIZED OFFICER